Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SmartData Corporation (the “Registrant”) on Form 10-Q for the period ending December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Burkeley Priest, President, CEO and CFO of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	February 12, 2014	By:	/s/ Burkeley Priest
Burkeley Priest, President, CEO and CFO